                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 1997



                               Net 2 L.P.
         (Exact name of registrant as specified in its charter)



          Delaware                       33-25984               13-3497738
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
                                                             Identification No.)



c/o Lexington Corporate Properties, Inc.
355 Lexington Avenue
New York, New York                                                10017
(Address of principal Executive offices)                      (zip code)



Registrant's telephone number, including area code            (212) 692-7200
                                                              --------------



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 6, 1997, Net 2 L.P. ( the "Partnership") a limited partnership formed under the Uniform Limited Partnership Act of the State of Delaware acquired a property located in the City of Westland, County of Wayne, Michigan (the "Michigan Property") for $7,050,000 from Nankin Associates, which is unrelated to the Partnership. The Michigan Property consists of a 102,826 square foot of retail department store building leased to Wal-Mart Stores, Inc. pursuant to a triple net lease.

The lease has a remaining term of 11 years and 8 months expiring on January 31, 2009. The lease provides for annual rental payments of $752,776 or $7.32 per square feet. In addition to net rent, Wal-Mart is required to pay percentage rent equal to 1% of gross sales in excess of $40,879,000 during the fiscal year May 1 to April 30 payable on July 1. The lease does not provide for any renewal options. Wal-Mart Stores, Inc. has the option to purchase the property on January 31, 2007 at a price equal to the greater of $6,404,611 or the fair market value.

The purchase price of $7,050,000 was satisfied by a cash payment and by an assumption of an existing note with a principal balance of $4,712,263. The note which is being held by Metropolitan Life Insurance Company bears interest at a rate of 10.5% per annum, with a monthly debt service payment of principal and interest in the amount of $56,908. The note matures on September 1, 2009.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of acquisition described in ITEM 2

Rule 3-14 Financial Statements

On June 6, 1997, the Partnership acquired the Property located in Westland City, Wayne, Michigan which is subject to a net lease with Wal-Mart Stores, Inc. which expires on January 31, 2009.

The following table sets forth selected historical operating data for the year ended December 31, 1996. The selected operating data include the revenue for the Property. Interest, depreciation and other costs are not reflected in the operating data and therefore the operating data is not intended to represent the complete financial position or results of operations of the Property.

                                     Michigan Property
                                   Selected Operating Data
                                Year ended December 31, 1996
                                ----------------------------

Rental revenue from property          $        752,776
                                               =======

(b)   Pro Forma Financial Information

The following unaudited pro forma financial statements of Net 2 LP for the year ended December 31, 1996 and, as of and for the three months ended March 31, 1997, have been prepared from the historical financial statements of the Partnership for the year ended December 31, 1996 and, as of and for the three months ended, as adjusted to give effect to pro forma adjustment for the acquisition of the Michigan Property. The accompanying pro forma statements of income for the year ended December 31, 1996 and the three months ended March 31, 1997 have been prepared as if these events had been consummated as of January 1, 1996 and January 1, 1997, respectively. The accompanying pro forma balance sheet has been prepared as if the events had been consummated on March 31, 1997. The unaudited pro forma financial statements do not purport to be indicative of what the results of operations of the Partnership would have been, had the transaction been completed on the date assumed, nor is such financial data necessarily indicative of the results of operations of the Partnership that may exist in the future. The unaudited pro forma financial statements must be read in conjunction with the notes thereto and with the historical financial statements of the Partnership.

                   UNAUDITED PRO FORMA STATEMENT OF INCOME
               (FOR THE YEAR ENDED AND AS OF DECEMBER 31, 1996)


                                          Historical                          Total
                                          (audited)      Adjustments (1)    Pro Forma
                                          ---------      ---------------    ---------
Revenue:
  Rental (2)                              $5,442,166       $  752,776       $6,194,942
  Interest and other                         471,041               --          471,041
                                          ----------       ----------       ----------
   Total Revenue                           5,913,207          752,776        6,665,983
                                          ----------       ----------       ----------

Expenses:
  Interest expense (3)                     1,568,072          485,466        2,053,538
  Depreciation (4)                           993,808          128,191        1,121,999
  Amortization of deferred expenses          143,258               --          143,258
  General and administrative                 899,887            7,528          907,415
                                          ----------       ----------       ----------
   Total expenses                          3,605,025          621,185        4,226,210
                                          ----------       ----------       ----------

Net Income                                $2,308,182       $  131,591       $2,439,773
                                          ==========       ==========       ==========

Net income per Unit of
  limited partnership interest (*)        $4.02 to $5.23   $0.23 to $0.30   $4.25 to $5.53
                                          ==============   ==============   ==============

(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

      NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               (FOR THE YEAR ENDED AND AS OF DECEMBER 31, 1996)

1) These amounts reflect the pro forma results of operations for the newly acquired Michigan Property.

2) Rental revenue in this pro forma statement of income (both historical and pro forma) is generated from leases that are "net leases", under which the tenant is responsible for substantially all costs or real estate taxes, insurance and ordinary maintenance. Pro forma rental income represents straight-line rent as provided by Generally Accepted Accounting Principles, calculated as the difference between the cash rent paid under the lease and the average rent due over the non-cancelable term of the lease.

3) Applicable pro forma interest expense is calculated based on the annual interest rate of 10.5% on the existing mortgage note as if the acquisition occurred on January 1, 1996.

4) Based on the purchase price of the property, including costs incurred on the closing date, the depreciation expense in this pro forma income statement is computed based on a 40 year, straight-line recovery period for building and improvements.

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS
            (FOR THE THREE MONTHS ENDED AND AS OF MARCH 31, 1997)


                                                                                 Total
                                           Historical     Adjustments (1)       Pro Forma
                                           ----------     ---------------       ---------
INCOME STATEMENT:
Revenue:
  Rental (2)                              $ 1,361,562       $   188,194        $ 1,549,756
  Interest and other                           49,273                --             49,273
                                          -----------       -----------        -----------
  Total Revenue                             1,410,835           188,194          1,599,029
                                          -----------       -----------        -----------

Expenses:
  Interest expense (3)                        395,779           123,284            519,063
  Depreciation (4)                            248,452            32,048            280,500
  Amortization of deferred expenses            34,003                --             34,003
  General and administrative                  141,749             1,882            143,631
                                          -----------       -----------        -----------
   Total expenses                             819,983           157,214            977,197
                                          -----------       -----------        -----------

Net Income                                $   590,852       $    30,980        $   621,832
                                          ===========       ===========        ===========

Net income per Unit
  of limited partnership interest         $      1.21       $      0.06        $      1.27
                                          ===========       ===========        ===========


BALANCE SHEET (AT END OF PERIOD):

Real estate at cost                       $49,609,958       $ 7,127,650        $56,737,608
Less: accumulated depreciation              6,440,496                --          6,440,496
                                          -----------       -----------        -----------

Real estate, net                           43,169,462         7,127,650         50,297,112
Other assets                                6,847,854        (2,415,387)         4,432,467
                                          -----------       -----------        -----------

  Total assets                            $50,017,316       $ 4,712,263        $54,729,579
                                          ===========       ===========        ===========


Mortgage notes payable including
   accrued interest)                      $17,178,829       $ 4,712,263        $21,891,092
Other liabilities                             338,535                --            338,535
Partners' capital                          32,499,952                --         32,499,952
                                          -----------       -----------        -----------

  Total liabilities and capital           $50,017,316       $ 4,712,263        $54,729,579
                                          ===========       ===========        ===========

            NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS
            (FOR THE THREE MONTHS ENDED AND AS OF MARCH 31, 1997)

1) The amounts in the pro forma financial statements reflect the pro forma results of operation of the newly acquired Michigan Property.

2) Rental revenue in this pro forma statement of income (both historical and pro forma) is generated from leases that are "net leases", under which the tenant is responsible for substantially all costs or real estate taxes, insurance and ordinary maintenance. Pro forma rental income represents straight-line rent as provided by Generally Accepted Accounting Principles, calculated as the difference between the cash rent paid under the lease and the average rent due over the non-cancelable term of the lease.

3) Applicable pro forma interest expense is calculated based on the annual interest rate of 10.5% on the existing mortgage note as if the acquisition occurred on January 1, 1997.

4) Based on the purchase price of the property, including costs incurred on the closing date, the depreciation expense in this pro forma income statement is computed based on a 40 year, straight-line recovery period for building and improvements.




(c)  Exhibits:

To be filed.

                                  Signatures


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                Net 2 L.P.

                                                By:  Lepercq Net 2 L.P.
                                                     its general partner

                                                By:  Lepercq Net 2 Inc.
                                                     its general partner

Date: June 23, 1997                             By:  /s/E. Robert Roskind
-------------------                                  --------------------
                                                     E.  Robert Roskind
                                                     President